Exhibit 10.4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

FIFTH AMENDMENT TO RESEARCH COLLABORATION AND LICENSE

AGREEMENT DATED MAY 31, 1991

This Fifth Amendment (“Fifth Amendment”), entered into this 8th day of September, 2005 (“Amendment Effective Date”), between Merck & Co., Inc. (“MERCK”) and Vical Incorporated (“VICAL”), amends the Research Collaboration and License Agreement between MERCK and VICAL dated May 31, 1991, as previously amended on April 27, 1994, December 13, 1995, November 3, 1997 and August 20, 2003 (such August 20, 2003 amendment referred to as the “Fourth Amendment”) (collectively, including all amendments, the “Agreement”).

RECITALS:

WHEREAS, pursuant to the Agreement, MERCK obtained an exclusive license under VICAL PATENT RIGHTS and VICAL KNOW-HOW to develop, make, have made, use and sell LICENSED PRODUCTS in the TERRITORY upon the terms and conditions set forth therein; and

WHEREAS, AIDS VACCINE is a LICENSED PRODUCT and TREATMENT VACCINE is a LICENSED PRODUCT; and

WHEREAS, the parties wish to amend the Agreement to provide for the reversion of non-exclusive rights to VICAL under the VICAL PATENT RIGHTS and VICAL KNOW-HOW for AIDS VACCINE and TREATMENT VACCINE for human immunodeficiency virus (“HIV-1”), subject to certain conditions described herein; and

WHEREAS, under the Fourth Amendment, VICAL granted MERCK an option to obtain up to three (3) CANCER TARGET LICENSES; and

WHEREAS, MERCK has recently exercised its option to obtain all three (3) CANCER TARGET LICENSES available to MERCK pursuant to the Fourth Amendment;

WHEREAS, MERCK and VICAL have agreed that MERCK shall have an option to obtain up to [***] additional CANCER TARGET LICENSES, and to extend the Option Period (as such term is defined in the Fourth Amendment) for such CANCER TARGET LICENSES, on the same terms as applicable to CANCER TARGET LICENSES under the Fourth Amendment, as further set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree as follows:

1.	This Fifth Amendment shall be effective as of the date set forth above (the “Amendment Effective Date”).

2.	Modification of License Regarding AIDS VACCINE and TREATMENT VACCINE for HIV-1. As of the Amendment Effective Date, the license granted to MERCK pursuant to Article 3.1 of the Agreement, and the rights and obligations of MERCK and VICAL arising therefrom, are modified as it relates to AIDS VACCINE and TREATMENT VACCINE for HIV-1. Accordingly, the following provisions of the Agreement shall be amended:

2.1	The following new definitions shall be added:

“DNA HIV VACCINE” shall mean a bulk or finished vaccine containing a plasmid nucleic acid that encodes for an antigenic protein, where such vaccine is utilized for prevention and/or treatment of human immunodeficiency virus and/or diseases or medical conditions involving infection with human immunodeficiency virus.

***Confidential Treatment Requested

“ELECTROPORATION” shall mean the use of an electrical pulse to temporarily disturb membranes of a cell or cells.

“ELECTROPORATION EXCLUSIVITY PERIOD” shall mean the [***] period immediately following the Amendment Effective Date.

“ELECTROPORATION HIV FIELD” shall mean the use of ELECTROPORATION TECHNOLOGY to assist with the in vivo delivery of the DNA HIV VACCINE into human tissue.

“ELECTROPORATION TECHNOLOGY” shall mean any device for use in ELECTROPORATION, such device including any software, applicators or custom components used in such ELECTROPORATION.

“VICAL ELECTROPORATION KNOW-HOW” shall mean all information and data in the ELECTROPORATION HIV FIELD, which are not generally known to the public, including, but not limited to, formulae, procedures, protocols, techniques and results of experimentation and testing, which are necessary or useful in the ELECTROPORATION HIV FIELD to make, use, develop, sell or seek regulatory approval to market a composition, or to practice any method or process related to information or data claimed or disclosed in any issued patent or pending patent application within the VICAL ELECTROPORATION PATENT RIGHTS, (i) which are in existence as of the Amendment Effective Date or thereafter during the ELECTROPORATION EXCLUSIVITY PERIOD and (ii) in which VICAL has a licensable or sublicensable interest and which is in the possession or control of VICAL (including but not limited to any such rights obtained by VICAL from Inovio Biomedical Corporation or its subsidiary). For clarification, VICAL ELECTROPORATION KNOW-HOW shall not include any information and data pertaining to the DNA HIV VACCINE itself, and VICAL ELECTROPORATION KNOW-HOW shall not be included in the VICAL KNOW-HOW or VICAL PATENT RIGHTS.

“VICAL ELECTROPORATION PATENT RIGHTS” shall mean any and all patents and patent applications in the TERRITORY which are necessary or useful in the ELECTROPORATION HIV FIELD and in which VICAL has a licensable or sublicensable interest as of the Amendment Effective Date or thereafter during the ELECTROPORATION EXCLUSIVITY PERIOD, including any patent issued from any such patent application, including utility, model and design patents and certification of invention, and all divisionals, continuations, continuations-in-part, reissues, renewals, extensions, or additions to any such patents and patent applications claiming benefit of the priority date thereof to the extent the foregoing are applicable to the ELECTROPORATION HIV FIELD. For clarification, VICAL ELECTROPORATION PATENT RIGHTS shall not include any patents or patent applications claiming the DNA HIV VACCINE or its manufacture or use, and VICAL ELECTROPORATION PATENT RIGHTS shall not be included in the VICAL KNOW-HOW or VICAL PATENT RIGHTS.

Article 3.1 is amended by reorganizing the existing text of Article 3.1 into different subsections, and revising the text of such provision, as follows:

3.1	(a) VICAL grants to MERCK an exclusive license (even as to VICAL) under VICAL KNOW-HOW and VICAL PATENT RIGHTS to develop, make,

***Confidential Treatment Requested

have made, use and sell LICENSED PRODUCTS, other than AIDS VACCINE and TREATMENT VACCINES for HIV-1, in the TERRITORY, and a non-exclusive license under VICAL KNOW-HOW and VICAL PATENT RIGHTS to conduct research with regard to LICENSED PRODUCTS, other than AIDS VACCINE and TREATMENT VACCINES for HIV-1, in the TERRITORY, with the right to grant sublicenses to AFFILIATES of MERCK and those persons or entities through whom MERCK, in the normal course of its business collaborates in the research, development, manufacture and/or sale of its products.

(b)	VICAL grants to MERCK a non-exclusive license under VICAL KNOW-HOW and VICAL PATENT RIGHTS to research, develop, make, have made, use and sell AIDS VACCINE and TREATMENT VACCINES for HIV-1 in the TERRITORY with the right to grant sublicenses to AFFILIATES of MERCK and those persons or entities through whom MERCK, in the normal course of its business collaborates in the research, development, manufacture and/or sale of its products. Such license shall be subject to the provisions of Article 3.5.

(c)	Notwithstanding the remaining provisions of this Article 3.1, nothing in this Agreement shall prohibit VICAL from utilizing the VICAL KNOW-HOW and/or VICAL PATENT RIGHTS, exclusive of MERCK KNOW-HOW, to develop, make, have made, use and sell, either by itself or with one or more third parties, products for the treatment of infectious diseases; provided, notwithstanding the preceding language in this Section 3.1(c), that VICAL shall not have any right to develop, make, have made, use or sell, either by itself or with one or more third parties, TREATMENT VACCINES other than AIDS VACCINE and TREATMENT VACCINES for HIV-1, which activities relating to AIDS VACCINE and TREATMENT VACCINES for HIV-1 shall be subject to the provisions of Article 3.5.

2.2	Article 2.6 of the Agreement is hereby amended to be replaced in its entirety as follows:

Unless otherwise mutually agreed by MERCK and VICAL, responsibility for development of LICENSED PRODUCTS shall belong to MERCK; provided, however that VICAL or its licensees shall have responsibility for development of AIDS VACCINE and TREATMENT VACCINES for HIV-1 developed pursuant to VICAL’s retained rights under Article 3.5. In this connection, MERCK shall use diligent efforts, consistent with those applied to other products of similar commercial value, to conduct a development program for each LICENSED PRODUCT (other than those developed by VICAL or its licensees) to obtain regulatory approvals for such LICENSED PRODUCT to the extent provided in Article 13 below. [Since we are updating, deleted language no longer applicable] Summary reports with respect to such development activities shall be made as outlined in Article 13 below.

2.3	A new Article 3.5 shall be added to the Agreement, as follows:

3.5	Rights With Respect to Human Immunodeficiency Virus.

(a)	VICAL shall retain the non-exclusive right under the VICAL PATENT RIGHTS and VICAL KNOW-HOW to research, develop, make, have made, use, sell, offer for sale and/or import AIDS VACCINE and TREATMENT VACCINES for HIV-1 in the TERRITORY with the right to grant licenses (including the right to further sublicense under such licenses).

(b)	VICAL shall retain the non-exclusive right under the VICAL ELECTROPORATION KNOW-HOW and VICAL ELECTROPORATION PATENT RIGHTS to conduct research of DNA HIV VACCINE using ELECTROPORATION TECHNOLOGY in the ELECTROPORATION HIV FIELD in the TERRITORY on its own behalf and on behalf of its AFFILIATES or any federal government agency. VICAL grants to MERCK during the ELECTROPORATION EXCLUSIVITY PERIOD a non-exclusive license under VICAL ELECTROPORATION KNOW-HOW and VICAL ELECTROPORATION PATENT RIGHTS to conduct research of DNA HIV VACCINE using ELECTROPORATION TECHNOLOGY in the ELECTROPORATION HIV FIELD in the TERRITORY, with the right to grant sublicenses to AFFILIATES of MERCK and those persons or entities through whom MERCK, in the normal course of its business, collaborates in the research of its products.

(c)	In addition to the rights retained by VICAL in the ELECTROPORATION HIV FIELD set forth in Section 3.5(b), VICAL retains the exclusive right under the VICAL ELECTROPORATION KNOW-HOW and VICAL ELECTROPORATION PATENT RIGHTS to develop, make, have made, use, sell, offer for sale and/or import DNA HIV VACCINE using ELECTROPORATION TECHNOLOGY in the ELECTROPORATION HIV FIELD in the TERRITORY, provided, however, that during the ELECTROPORATION EXCLUSIVITY PERIOD, such rights retained by VICAL shall subject to the provisions of Section 3.5(d). During the ELECTROPORATION EXCLUSIVITY PERIOD, VICAL shall not have the right to grant sublicenses to any third party of its rights retained under this Section 3.5(b) or (c), but may engage in clinical development activities on its own behalf and on behalf of its AFFILIATES or any federal government agency. If MERCK and VICAL do not enter into a license pursuant to the right of negotiation under Section 3.5(d), VICAL shall have the right to grant sublicenses (including the right to further sublicense under such licenses) of its rights retained under Sections 3.5(b) and (c).

(d)

During the ELECTROPORATION EXCLUSIVITY PERIOD, Merck shall have an exclusive option to negotiate an exclusive, sublicensable license under the VICAL ELECTROPORATION KNOW-HOW and VICAL ELECTROPORATION PATENT RIGHTS to develop, make, have made, use, sell, offer for sale and/or import DNA HIV VACCINE using ELECTROPORATION TECHNOLOGY in the ELECTROPORATION HIV FIELD in the TERRITORY, and a non-exclusive, sublicenseable license under VICAL ELECTROPORATION KNOW-HOW and VICAL ELECTROPORATION PATENT RIGHTS to conduct research with regard to DNA HIV VACCINE using ELECTROPORATION TECHNOLOGY in the ELECTROPORATION HIV FIELD in the TERRITORY, such license to be on terms to be negotiated in good faith between the parties (and, as applicable, subject to the terms and conditions of the license granted to VICAL by Inovio Biomedical Corporation or its subsidiary). MERCK may, in its discretion, notify VICAL in writing at any time during the ELECTROPORATION EXCLUSIVITY PERIOD that it desires to obtain such an exclusive license in the ELECTROPORATION HIV FIELD, and the parties shall thereafter negotiate in good faith regarding the terms of such an exclusive license; provided that any agreement for such an exclusive license negotiated by the parties would have to be signed by the parties within ninety (90) days after the end of the ELECTROPORATION EXCLUSIVITY PERIOD and VICAL may continue to conduct research pursuant to its rights under Section 3.5(b) during the period from the written notice from MERCK to VICAL through the date that any agreement for such an exclusive license is signed by the parties. MERCK’s rights pursuant to this Section 3.5(d) shall expire upon the expiration of the ELECTROPORATION EXCLUSIVITY PERIOD. If MERCK does not notify VICAL in writing that it desires to obtain such an exclusive license in the ELECTROPORATION HIV FIELD during the ELECTROPORATION EXCLUSIVITY PERIOD or, if MERCK does so notify VICAL during the ELECTROPORATION EXCLUSIVITY PERIOD but the parties do not enter into an agreement for such an exclusive license after good faith negotiations within ninety (90) days after the end of the ELECTROPORATION EXCLUSIVITY PERIOD, then VICAL shall have no further obligation to MERCK with respect to a license under VICAL ELECTROPORATION KNOW-HOW and VICAL ELECTROPORATION PATENT RIGHTS.

2.4	In Article 13.1 of the Agreement, at the end of the first sentence, the following language shall be added: “provided, however, that effective as of the Amendment Effective Date for the Fifth Amendment, MERCK shall have no obligation to exercise such diligent efforts with regard to an AIDS VACCINE or TREATMENT VACCINES for HIV-1.”

3.	No Obligation to Provide Data; No Diligence Obligation. MERCK shall have no obligation to provide any MERCK KNOW-HOW or any other materials, data or other information to VICAL in connection with the reversion to VICAL of rights to AIDS VACCINE and TREATMENT VACCINE for HIV-1 as contemplated by this Fifth Amendment. VICAL shall have no diligence obligation with regard to development or commercialization by VICAL or its licensees of any AIDS VACCINE or TREATMENT VACCINE for HIV-1.

4.	Additional Option to Obtain Exclusive License for CANCER TARGETS.

(a)	Additional Option Grant. In addition to the CANCER TARGET Option granted pursuant to the Fourth Amendment, VICAL hereby grants MERCK an additional option (the “Additional Option”) to obtain a license under the VICAL PATENT RIGHTS and VICAL KNOW-HOW to make, have made, use, sell, offer to sell and import CANCER VACCINES in the TERRITORY for up to an additional [***] CANCER TARGETS. Except as provided in this Fifth Amendment, the terms and conditions of the Additional Option, and the CANCER TARGET LICENSES obtained by MERCK pursuant to such an Additional Option, shall be as provided for in Paragraph 9 of the Fourth Amendment. VICAL intends to grant to a third party the first right to obtain a license under the VICAL PATENT RIGHTS and VICAL KNOW-HOW solely with respect to such CANCER TARGETS described on Attachment 1 (the “Third Party Right”), and MERCK acknowledges that, notwithstanding anything to the contrary in Paragraph 9 of the Fourth Amendment, the Additional Option granted to MERCK with respect to such CANCER TARGETS is subject to such Third Party Right and may only be exercised if such third party waives or does not exercise the Third Party Right. For avoidance of doubt, in exercising the Additional Option for a CANCER TARGET LICENSE, a CANCER TARGET shall be identified by MERCK by providing appropriate identifying information identifying such CANCER TARGET; such appropriate information may include, but shall not limited to, GenBank accession numbers, a locus link number, or other identifying information that uniquely identifies such CANCER TARGET.

(b)	Additional Option Period. The term of the Additional Option shall commence on the Amendment Effective Date of this Fifth Amendment and shall expire on the [***] anniversary thereof (the “Additional Option Period”). Such Additional Option Period shall be automatically renewed for [***] additional [***] terms, for a total of [***], unless MERCK notifies VICAL in writing prior to the first anniversary of the Amendment Effective Date of this Fifth Amendment (for the [***] year of the Additional Option Term), or the [***] anniversary of the Amendment Effective Date of this Fifth Amendment (for the [***] year of the Additional Option Term) that it does not desire to further extend the Additional Option Period or MERCK does not make the payment for the [***] year of the Additional Option Term or the [***] year of the Additional Option Term as provided in Paragraph 5(c) below.

(c)

Payment for [***] of Additional Option Period. As consideration for the Additional Option during [***] year of the Additional Option Period, MERCK shall pay to VICAL [***] for each CANCER TARGET for which it has not yet exercised an Additional

***Confidential Treatment Requested

Option as of the [***] anniversary of the Amendment Effective Date of this Fifth Amendment. As consideration for the Additional Option during [***] year of the Additional Option Period, MERCK shall pay to VICAL [***] for each CANCER TARGET for which it has not yet exercised an Additional Option as of the [***] anniversary of the Amendment Effective Date of this Fifth Amendment. Such payments shall be made within 30 days after the start of the [***] years of the Additional Option Period, and upon issuance of an invoice to MERCK by VICAL. No payment shall be required for Merck obtaining the Additional Option during [***].

5.	The parties have agreed upon a press release relating to this Fifth Amendment, which is attached hereto as Attachment 2.

6.	Effect of Amendment. In no event shall this Fifth Amendment be interpreted as a termination of the Agreement. This Fifth Amendment shall not be interpreted as an amendment of any provisions of the Agreement except as specifically set forth in this Fifth Amendment, and all other terms and conditions of the Agreement shall remain unmodified and in full force and effect except specifically amended by this Fifth Amendment.

7.	Defined Terms. Unless otherwise provided in this Fifth Amendment, all capitalized terms in this Fifth Amendment shall have the meaning provided for in the Agreement.

8.	Counterparts. This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

***Confidential Treatment Requested

IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.

MERCK & CO., INC.		VICAL INCORPORATED

BY:	/s/ Mervyn J. Turner, Ph.D.	BY:	/s/ Mr. Vijay B. Samant
TITLE:	Senior Vice President, Worldwide Licensing and External Research	TITLE:	President & CEO

DATE:	September 8, 2005	DATE:	September 8, 2005

Attachment 1

[***]

***Confidential Treatment Requested